BB&T

Balance Sheet Management

CHRIS HENSON
Chief Financial Officer

February 14, 2006

Balance Sheet Management

Agenda

- Balance Sheet Composition
- Investment Portfolio
- Deposit Services
- Corporate Funding
- Interest Rate Risk Management
- Capital Management
- Ownership

Balance Sheet Management

Balance Sheet Composition

as of 12/31/05

Assets



Mortgage Loans
13%
Consumer Loans
21%
Commercial Loans
& Leases
35%
Securities
19%
Other Earning
Assets
1%
Non-earning Assets
11%

Liabilities & Equity



Interest bearing
checking, savings, &
money market
accounts
27%
Other Liabilities
4%
Noninterest checking
12%
Time Deposits
29%
Equity
10%
Borrowings
18%

Balance Sheet Management

Balance Sheet Composition - Average Assets

year ending 12/31/05

BB&T


Other Earning Assets 1%
Non-Earning Assets 11%
Securities 20%
Loans & Leases 68%

Peers*


Other Earning Assets 1%
Non-Earning Assets 11%
Securities 17%
Loans & Leases 71%

*National Peer Group composed of AmSouth, Comerica, Fifth Third, Huntington, Key Corp, M&T, Marshall & Ilsley, National City, PNC, Popular, Regions, SunTrust, UnionBanCal, US Bancorp

Investment Portfolio

Investment Portfolio

Strategy

To obtain the best overall total rate of return while taking into account the bank's need for

- liquidity
- pledging
- interest rate risk management

Investment Portfolio

Profile

- A $20 billion asset which contributed 15% of BB&T's interest income in 2005
- Short duration with reasonable interest rate risk and very limited credit risk
- During the past 18 months the portfolio has been appreciably realigned to include a significant increase in mortgage-related securities for better cash flow and yield

Investment Portfolio

2005 Initiatives

- The portfolio was used to partially offset slower loan growth during early 2005
- Cash flow was reinvested into agency CMOs, ARMs and other structured mortgage paper to enhance cash flow and yield

Investment Portfolio

Portfolio Composition

as of 9/30/05

BB&T


Treasuries 1%
CMO's 16%
Equities 1%
Other 1%
MBS 21%
Municipals 4%
Agencies 56%

Peers


MBS 33%
CMO's 38%
Equities 2%
Other 7%
Municipals 5%
Agencies 13%
Treasuries 2%

Investment Portfolio

Portfolio Composition

change 12/31/04 to 12/31/05


12/31/04
Equities 1%
Treasuries 1%
Other 1%
CMO's 5%
MBS 20%
Municipals 4%
Agencies 68%


12/31/05
Treasuries 1%
Equities 1%
Other 1%
CMO's 15%
MBS 22%
Municipals 3%
Agencies 57%

Investment Portfolio

Yields (FTE)
September 30, 2005

%



6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
5.24
5.10
4.99
4.75
4.73
4.67
4.67
4.51
4.49
4.41
4.32
4.29
4.18
3.91
3.80
4.56
Popular
National City
M&I
AmSouth
US Bancorp
KeyCorp
Huntington
SunTrust
Regions
M&T
Fifth Third
PNC
BB&T
UnionBanCal
Comerica
Peers

Source: 10Q's

Investment Portfolio

2006 Initiatives

- Continue to increase proportion of CMO holdings:
  - to obtain better cash flow
  - to produce higher yields

- Manage the investment portfolio on a total return basis

- Evaluate strategies that will continue to enhance the return of BB&T's portfolio while maintaining reasonable duration and minimal credit exposure. Consider
  - using options
  - purchasing trust preferreds
  - purchasing non-agency mortgages and other alternative investments

Deposit Services

Deposit Services

Strategy

To drive core deposit growth while balancing

- interest costs
- revenue generation
- overall quality of the deposit base

Deposit Services

Balanced Performance


Profitability
Growth
Quality

Deposit Services

Deposit Composition

at September 30, 2005


41%
20%
39%
46%
26%
28%
BB&T Corporation
Peers
Non-Interest Bearing Deposits
Total Time Deposits
Money Market, Interest Checking, and Savings

Includes brokered negotiable CDs

Source: FR Y-9C

Deposit Services

Deposit Composition Change

($ in Millions)

	At September 30, 2004		At September 30, 2005		2004 to 2005 Change	
	BB&T	Peers	BB&T	Peers	BB&T	Peers
Non-Interest Bearing Deposits	$12,217	$13,381	$13,499	$13,844	**+10.5%**	**+3.5%**
Total Domestic Deposits	63,610	49,865	67,749	53,373	**+6.5%**	**+7.3%**
Non-Interest Bearing/Total	19.2%	26.8%	19.9%	25.9%	**+0.7%**	**-0.9%**

Includes brokered negotiable CDs.
Deposit Balances are period end.
Source: FR Y-9C

Deposit Services

Checking Accounts

Categories	2004 Opened	2004 Closed	2004 Net Change	2005 Opened	2005 Closed	2005 Net Change
Retail	367,544	384,827	-17,283	443,095	358,489	84,606
Commercial	67,209	65,975	1,234	70,381	65,395	4,986
Total	434,753	450,802	-16,049	513,476	423,884	89,592

Deposit Services

Interest Cost of Deposits and Deposit Composition

	Interest Cost		Deposit Composition	
	BB&T	Peers	BB&T	Peers
Non-Interest Bearing Deposits	---	---	19.9%	25.9%
NOW/MMDA/Savings	1.14%	1.27%	41.5%	46.2%
CDs Less Than $100,000	2.73%	3.02%	21.8%	14.2%
Core Deposits	1.29%	1.17%	83.2%	86.3%
CDs Greater Than $100,000	3.05%	3.14%	16.8%	13.7%
Domestic Deposits	1.57%	1.41%	100.0%	100.0%
All CDs	2.86%	3.08%	38.6%	27.9%
Interest Bearing Domestic Deposits	1.95%	1.91%	80.1%	74.1%

Source: FR Y-9C

Deposit Services

Cost of Interest Bearing Deposits



2.25
%
1.75
1.25
Peers
BB&T
3rd Qtr 2004
4th Qtr 2004
1st Qtr 2005
2nd Qtr 2005
3rd Qtr 2005

	3rd Qtr 2004	4th Qtr 2004	1st Qtr 2005	2nd Qtr 2005	3rd Qtr 2005	3rd Qtr 2004 vs. 3rd Qtr 2005 bps Change
Peers	1.28	1.47	1.72	1.98	2.27	**0.99**
BB&T	1.36	1.53	1.78	1.99	2.33	**0.95**

National Peer Average excludes Popular
Source: Third Quarter 2005 Earnings Releases
Interest Bearing Deposits include Interest Checking, Savings, Money Market Deposit Accounts, Time Deposits, Foreign Deposits

Deposit Services

Service Charges on Deposits

($ in 000's)

Categories	2004	2005	$ Change	% Change
Total Retail	$338,433	$364,151	$25,718	7.6%
Total Commercial	184,887	178,505	(6,382)	-3.5%
Total Service Charges	$523,320	$542,656	$19,336	3.7%
Discretionary Waives and Refunds as % of Collectible Service Charges	9%	6%	-3%	

Deposit Services

Ratio of Annualized Service Charges to Domestic Deposits Less CDs

for Period Ending September 30, 2005


$0.0160
$0.0140
$0.0120
$0.0100
$0.0080
$0.0060
$0.0040
$0.0060
$0.0064
$0.0084
$0.0091
$0.0104
$0.0106
$0.0107
$0.0113
$0.0118
$0.0131
$0.0135
$0.0141
$0.0148
$0.0149
$0.0150
$0.0154
Comerica
Marshall & Ilsley
KeyCorp
Unionbancal
SunTrust
Fifth Third
PNC
Huntington
Peers
BB&T
Popular
National City
Regions
AmSouth
M&T
USBancorp

Deposits are average balances
Source: FR Y-9C

Deposit Services

Percent Change in Period End Balances

from September 30, 2004 to September 30, 2005

	BB&T	Peers
Non-Interest Bearing Deposits	10.49%	3.22%
NOW/MMDA/Savings	3.49%	0.48%
Time Deposits Less Than $100,000	1.04%	10.39%
Core Deposits	4.41%	2.83%
Time Deposits Greater Than $100,000*	18.22%	46.13%
Total Domestic Deposits	6.51%	7.24%

Period end balances
*Includes brokered negotiable Time Deposits
Source: FR Y-9C

Deposit Services

Average Deposit Balances

($ in Millions)

	2004	2005	$ Change	% Change
Non-Interest Bearing DDA	$11,730.4	$12,878.1	$1,147.7	9.8%
Interest Checking	9,716.6	10,139.7	423.1	4.4%
Money Rate Savings	5,126.7	5,110.1	-16.6	-0.3%
Savings	3,200.9	3,097.7	-103.2	-3.2%
Investors Account	8,843.6	9,702.0	858.4	9.7%
Time Deposits	21,428.6	21,530.4	101.8	0.5%
Total Domestic Deposits	$60,046.8	$62,458.0	$2,411.2	4.0%

Deposit amounts exclude brokered deposits, official check outsourcing, deposits related to NC 401(k) plan.

All periods have been restated for Republic Bancshares.

Deposit Services

Non-Interest Bearing Deposits

from Periods Ending September 30, 2004 to September 30, 2005
Adjusted for Purchase Acquisitions

	9/30/2004	9/30/2005	$ Change	% Change
AmSouth	$6,999,039	$8,067,961	$1,068,922	15.27%
Regions	11,322,011	12,606,368	1,284,357	11.34%
BB&T	12,217,201	13,499,106	1,281,905	10.49%
Marshall & Ilsley	4,753,267	5,224,241	470,974	9.91%
PNC	12,971,940	14,106,623	1,134,683	8.75%
Fifth Third	13,529,332	14,293,788	764,456	5.65%
Comerica	16,946,053	17,791,267	845,214	4.99%
SunTrust	23,743,829	24,548,595	804,766	3.39%
Peers	13,683,097	14,124,260	441,163	3.22%
KeyCorp	12,058,113	12,431,659	373,546	3.10%
Huntington	3,423,819	3,406,000	(17,819)	-0.52%
National City	18,448,289	18,075,831	(372,458)	-2.02%
US Bancorp	31,585,000	30,871,000	(714,000)	-2.26%
M & T	8,416,476	8,067,788	(348,688)	-4.14%

Deposit balances are period end.
Source: FR Y-9C

Deposit Services

Domestic Deposits

Monthly Average Balance
for The Period December 2004 to December 2005
($ in Millions)


Change From
Prior Month
Balance
1,000
800
600
400
200
0
-200
-400
-600
-800
-1,000
66,000
65,000
64,000
63,000
62,000
61,000
60,000
59,000
58,000
DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC
Balance CFPM
Balances

Deposit amounts exclude brokered deposits, official check outsourcing, and deposits related to the NC State 401(k) plan.
Republic Bancshares has been treated as a pooling-of-interests, and all periods have been restated for this entity.

Deposit Services

Deposit Competitive Assessment

September 30, 2005

	Quality						Profitability						Growth						
	Noninterest Bearing/ Total Dom Deposits	Rank	2004 to 2006 Mix Change	Rank	Ratio of Core Dep to Total Assets	Rank	NOW/ MMDA/ Sav Cost	Rank	Time < $100,000 Cost	Rank	Ratio of Svc Chgs to Dom Dep Less CDs	Rank	Non-Int Bearing Deposit Growth	Rank	NOW/ MMDA/ Sav	Rank	Time < $100,000 Growth	Rank	Overall Rank
Regions	22.4%	10	1.1%	2	56%	4	1.04%	3	2.82%	5	0.0148	4	11.3%	2	-5.3%	12	9.8%	6	1
AmSouth	23.4%	6	0.9%	4	59%	2	1.36%	8	3.24%	11	0.0149	3	15.3%	1	14.6%	1	-7.1%	13	2
PNC	23.9%	5	-0.5%	6	57%	3	1.47%	9	3.13%	10	0.0107	8	8.8%	5	6.6%	3	17.1%	5	3
BB&T	19.9%	12	0.7%	5	53%	7	1.14%	4	2.73%	3	0.0131	6	10.5%	3	3.5%	5	1.0%	11	4
Comerica	42.1%	1	1.2%	1	71%	1	1.72%	12	2.28%	1	0.0060	13	5.0%	7	-2.4%	10	-2.4%	12	5
Fifth Third	23.1%	8	-0.5%	6	55%	5	1.65%	11	2.96%	7	0.0106	9	5.7%	6	1.8%	6	22.6%	1	6
M & T	24.4%	3	-2.5%	13	51%	9	0.87%	2	2.79%	4	0.0150	2	-4.1%	13	-4.1%	11	20.5%	4	7
US Bancorp	26.8%	2	-1.7%	10	49%	11	0.82%	1	2.92%	6	0.0154	1	-2.3%	12	-1.9%	9	4.2%	9	7
SunTrust	22.9%	9	-2.4%	12	50%	10	1.27%	5	2.66%	2	0.0104	10	3.4%	8	0.0%	8	22.4%	2	9
KeyCorp	23.2%	7	-0.6%	8	53%	7	1.29%	6	3.05%	9	0.0084	11	3.1%	9	8.8%	2	4.1%	10	10
Marshall & Isley	22.0%	11	1.0%	3	41%	13	1.79%	13	3.00%	8	0.0064	12	9.9%	4	1.3%	7	20.9%	3	11
Huntington	15.5%	13	-1.9%	11	54%	6	1.34%	7	4.04%	13	0.0113	7	-0.5%	10	6.0%	4	8.4%	7	12
National City	24.1%	4	-1.4%	9	42%	12	1.49%	10	3.37%	12	0.0141	5	-2.0%	11	-7.5%	13	7.0%	8	13

Deposit Services

2005 Major Accomplishments

- Significant deposit composition improvements relative to peers
  - Strong non-interest bearing deposit growth
  - Strong net new transaction growth
- Strong core deposit growth
- Improved cost differential relative to peers

Deposit Services

2006 Initiatives

- Increase growth of commercial transaction accounts
- Use new deposit portfolio administration staff to enhance support for the banking network
- Ramp up on-line account opening and BB&T @ Work efforts
- Capitalize on emerging market (hispanic) initiative
- Increase de novo branches

Corporate Funding

Corporate Funding

Strategy

To maintain the lowest overall cost of wholesale funding while taking into account our needs for

- liquidity
- duration
- interest rate risk management

Corporate Funding

Profile
($ in billions)

	12/31/05 Balance	Available Funding
• A $29 billion funding portfolio comprised of:		
– Fed Funds, Eurodollar, and TT&L	$ 8.5	$ 35.0
– Dealer Repurchase Agreements	.3	2.0
– Negotiable Certificates of Deposit	2.7	10.4
– Master Note and Repo Sweep	3.5	n/a
– Federal Home Loan Bank Advances	6.3	10.7
– Bank Notes	2.0	10.0
– Corporate Debt	5.5	7.5
• Committed funding sources of $76 billion	$ 28.8	$ 75.6

Corporate Funding

2005 Accomplishments

- Continued to reduce reliance on wholesale funding
- Issued $1.25 billion of bank notes to take advantage of the low interest rate environment
- Issued $900 million in corporate long-term debt
  - First trust preferred issue

Corporate Funding

2006 Initiatives

- Explore alternative bank funding products
  - Analyze securitization as a way to manage both funding needs and capital utilization
  - Evaluate corporate funding vehicles to maximize regulatory capital and ratings agency equity credit while minimizing cost of capital

- Issue bank notes and corporate debt – similar to recent years

Interest Rate
Risk Management

Net Interest Margin

Superior Relative Performance

(for quarter ended)



4.4
4.3
4.2
4.1
4.0
%
3.9
3.8
3.7
3.6
3.5
BB&T
Peers
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05

Source: Earnings Releases

Simulation Modeling & Forecasting

Robust Models For Short-Term and Long-Term Forecasting

- Short-term Forecasting
  - Deterministic Model (Single Path Forecasts)
    - Monthly runs of most likely plus rate shocks
    - Quarterly runs of non-parallel ramps and twists
  - Stochastic Model (250 Random Paths)
- Long-term Forecasting
  - Economic Value of Equity (EVE)

Interest Rate Forecast

Prime Rate Forecast

as of 12/31/05



11.00
10.50
10.00
9.50
9.00
8.50
8.00
7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
3.50
3.00
Most Likely
Flat
Rapid Rise
Rise
Declining
Crash
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

%

7.75%

Sensitivity to Interest Rate Changes

Bringing It All Together

(% change from flat scenario, as of 12/31/05)

	% Change	Policy Limit
First 12 Months		
Up 300 basis points / 12 months	1.20%	(6.00)%
Up 150 basis points / 6 months	.76	(3.00)
Down 150 basis points / 6 months	(1.13)	(3.00)
Down 300 basis points / 12 months	(1.95)	(6.00)
Second 12 Months		
Up 300 basis points / second year	(.29)%	(10.00)%
Up 150 basis points / second year	(.36)	(5.00)
Down 150 basis points / second year	(.13)	(5.00)
Down 300 basis points / second year	(.67)	(10.00)

Derivatives Portfolio

Strategy

To optimize BB&T's risk adjusted return from the balance sheet by aligning or maintaining our interest rate risk profile with our economic forecast given the profile of BB&T's balance sheet

Derivatives Portfolio

Profile and Objectives

- A $24 billion portfolio of off-balance sheet interest rate management contracts
  - Balance Sheet $ 9.4
  - Total Mortgage 11.2
  - Client 2.6
- Used to hedge the balance sheet against adverse movement in interest rates
- Can be used to "tilt" the balance sheet to take advantage of rising or falling rates
- Contributed $76.2 million in net interest income in 2004 and $57 million in 2005
- Expand revenues by actively promoting the use of client derivatives

Derivatives Portfolio

Summary of Derivative Financial Instruments

as of December 31, 2005

($ in thousands)	Notional Amount	Weighted Average Rate Receive*	Pay*	Estimated Maturity in Years	Fair Value	Cost
Total Client Derivatives	**$ 2,599,535**	**4.22%**	**4.22%**	**4.20**	**$ -**	**$ -**
Balance Sheet Derivatives:	**7,653,117**					
Received Fixed Swaps	3,400,000	4.90	4.32	9.31	(26,117)	-
Caps, Floors & Collars	1,250,000	OM	OM	0.98	50	12,432
Pay Fixed Swaps	1,500,000	4.43	3.68	1.84	26,297	-
Total Liability Rate Conversions	*6,150,000*	**4.75**	**4.13**	**5.79**	**230**	**12,432**
Fwd Start Received Fixed Swaps	500,000	N/A	N/A	4.76	(17,206)	-
Pay Fixed Swaps	3,117	4.36	4.96	2.78	(10)	-
Collar	1,000,000	OM	OM	2.59	(1,125)	395
Total Asset Rate Conversions	*1,503,117*	**4.36**	**4.96**	**3.31**	**(18,341)**	**395**
Trading Positions	**1,727,123**	**MVH**	**MVH**	**1.06**	**(3,984)**	**-**
Mortgage Related Hedges:	**11,233,134**					
Total Forecasted Mortgage Loan Sale Hedges	*678,800*	MVH	MVH	0.07	(3,113)	114
Total Rate Lock Commitments	*450,334*	MVH	MVH	0.05	1,325	-
MSR Hedges	*10,104,000*	MVH	MVH	0.19	13,787	13,058
Other	**467,061**	**MVH**	**MVH**	**0.85**	**(503)**	**-**
GRAND TOTALS	**$23,679,970**	**N/A**	**N/A**	**2.35**	**(10,599)**	**25,999**

* Pay and Receive rates are based on active positions and do not include forward starting or out of the money transactions
MVH – Market Value Hedge
OM – Out of the Money Position

Interest Rate Risk Management

Summary

- BB&T has historically produced a higher margin than our peers and continues to maintain a premium margin
- 2006 margin is projected to remain relatively flat
- Asset sensitivity has been decreased
  - Probability of further rate increases has lessened
  - Current rate environment shows no definite directionality

Capital Management

Capital Management

- The policy of BB&T Corporation is to pay cash dividends to its shareholders that are generally in the range of 40-50% of its annual cash basis operating earnings
  - BB&T has paid a cash dividend every year since 1903
  - The Corporation has increased its annual cash dividend for 34 consecutive years
- BB&T's policy is to maintain a leverage capital ratio of approximately 7-to-8%. 12/31/05 ratio is 7.2%

Capital Management

- Since the Merger-of-Equals, BB&T has repurchased 127.7 million shares of stock at a cost of $4.3 billion
- The average price paid since the Merger-of-Equals is $33.99 per share
- During 2005, BB&T repurchased 12 million shares at a cost of $486.5 million. The average price paid during 2005 was $40.54 per share
- Program's cumulative impact improved EPS by $.38 during 2005 ($3.04 vs. $2.66)
- In 2006, repurchases are targeted at 12-14 million shares

Debt Ratings

Holding Company and Subsidiary Banks

	S&P	Moody's	Fitch	DBRS
BB&T CORPORATION				
- Common stock/issuer	A	Aa3	A/B	AA (low)
- Commercial paper	A-1	P1	F1+	R-1 (middle)
- Senior debt	A	Aa3	AA-	AA (low)
- Subordinated debt	A-	A1	A+	A (high)
SUBSIDIARY BANKS	*Branch Banking & Trust Company* *Branch Banking & Trust Company of Virginia* *Branch Banking & Trust Company of South Carolina*			
- Bank financial strength	A+/A-	B+	A/B	n/a
- Long term deposits	A+	Aa2	AA	AA
- LT/Senior unsecured bank notes	A+	Aa2	AA-	AA
- Other long term senior obligations	A-1	Aa2	A+	AA
- Other short term senior obligations	A-1	P1	F1+	R-1 (middle)
- Short term bank notes	A-1	P1	F1+	R-1 (middle)
- Short term deposits	A-1	P1	F1+	R-1 (middle)
- Subordinated bank notes	A	Aa3	n/a	AA (low)
Ratings Outlook	**Watch Positive**	**Stable**	**Stable**	**Stable**

Ownership

Investor Relations

Common Stock Ownership

December 31, 2005



Directors, Executive
Management & Employees
8.6%
Institutional
Investors 29.7%
Other Individuals 61.7%

Investor Relations

Owners as Beneficiaries of Corporate Strategy

- BB&T's 10-year compound annual dividend growth rate is 13.0% as compared to 4.9% for S&P 500
- Over the last five years, BB&T's total compound annual return to shareholders is 5.7% compared to 0.6% for the S&P 500
- BB&T's 10-year total compound annual return to shareholders is 15.6% compared to 9.1% for the S&P 500

Source: Bloomberg -- all data as of December 31, 2005



BB&T

Balance Sheet Management

Q&A